Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

AMENDMENT AGREEMENT

First Amendment to the Technical Transfer and Service Agreement

This Amendment Agreement (this “Amendment Agreement”) is between Flexion Therapeutics, Inc., having its principal office at 10 Mall Road, Burlington MA, USA (“Flexion”) and Patheon UK Limited, having a principal place of business at Kingfisher Drive, Covingham, Swindon, Wiltshire SN35BZ, United Kingdom (“Patheon”) (collectively, “Parties”; individually, “Party”).  This Amendment Agreement is dated 8 May 2019 (the “Amendment Effective Date”).

WHEREAS, Flexion and Patheon entered into a Technical Transfer and Service Agreement (“Technical Transfer Agreement”) on 31 July 2015, pursuant to which Patheon provides certain technical transfer and construction services in order to validate and scale up portions of Flexion’s technology package and prepare Patheon’s facilities for the manufacture of Flexion’s FX006 drug product (ZILRETTA) (an extended-release formulation of triamcinolone acetonide).

WHEREAS, the Parties have agreed to initiate construction of the area referred to as the Phase III manufacturing suite at Patheon’s facility and to incur certain capital expenditures to facilitate the manufacture of Flexion’s product in this manufacturing suite.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements set forth below and in the Technical Transfer Agreement, and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereto, intending to be legally bound, do hereby agree as follows:

1.Definitions

Defined terms in this Amendment Agreement shall have the same meaning as those in the Technical Transfer Agreement as applicable unless otherwise indicated.

2.Amendments

The Technical Transfer Agreement shall be amended such that the following Paragraphs or parts of the Exhibits to the Technical Transfer Agreement shall be replaced as set out in the Schedules attached to this Amendment Agreement.

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3.Effectiveness of Amendments

The amendments to the Technical Transfer Agreement set forth herein shall be effective as of the Amendment Effective Date.

4.Integration

Except for the sections of the Technical Transfer Agreement specifically amended hereunder, all terms and conditions of the Technical Transfer Agreement remain and shall remain in full force and effect. This Amendment Agreement shall hereafter be incorporated into and deemed part of the Technical Transfer Agreement and any future reference to the Technical Transfer Agreement shall include the terms and conditions of this Amendment Agreement.

5.Governing Law and Jurisdiction

This Amendment Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws that govern the Technical Transfer Agreement, and the Parties submit to the jurisdiction and dispute resolution provisions as set forth in the Technical Transfer Agreement.

IN WITNESS WHEREOF, the Parties have caused this Amendment Agreement to be executed by their duly authorized representatives, effective as of the date of the last signature.

FLEXION THERAPEUTICS, INC. /s/ Michael D. Clayman, M.D.	PATHEON UK LTD. /s/ Luca Andretta
Signature Michael D. Clayman, M.D.	Signature Luca Andretta
Name CEO	Name Director
Title May 9, 2019	Title May 12, 2019
Date	Date

Schedule 1 of the Amendment Agreement

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Schedule 2 of the Amendment Agreement

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Schedule 3 of the Amendment Agreement

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